UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2011

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 25, 2011, Sunrise Senior Living, Inc. (“Sunrise” or the “Company”) issued a press release reporting its consolidated financial results for the quarter and year ended December 31, 2010. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Supplemental information relating to the Company’s results for the quarter and year ended December 31, 2010 is furnished herewith as Exhibit 99.2.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits. The following exhibits are furnished with this report:

Exhibit 99.1	Press Release issued by Sunrise Senior Living, Inc. dated February 25, 2011

Exhibit 99.2	Supplemental Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: February 25, 2011	By:	/s/ Mark S. Ordan
Name: Mark S. Ordan
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Sunrise Senior Living, Inc. dated February 25, 2011

Exhibit 99.2	Supplemental Information